Household Consumer Loan Trust, Series 1996-2    Deposit Trust
Calculations
Previous Due Period Ending
                     Apr 30, 1999
Current Due Period Ending
                     May 31, 1999
Prior Distribution Date
                     May 14, 1999
Distribution Date
                     Jun 14, 1999


Beginning Trust Principal Receivables
                 4,160,840,874.49
Average Principal Receivables
                 4,348,700,019.71
FC&A Collections (Includes Recoveries)
                    69,760,384.22
Principal Collections
                   138,592,530.49
Additional Balances
                    66,257,260.47
Net Principal Collections
                    72,335,270.02
Defaulted Amount
                    31,469,168.59
Miscellaneous Payments
                             0.00
Principal Recoveries
                     2,088,340.00


Beginning Participation Invested Amount
                   505,528,352.37
Beginning Participation Unpaid Principal Balance
                   505,528,352.37
Ending Participation Invested Amount
                   493,461,277.93
Ending Participation Unpaid Principal Balance
                   493,461,277.93


Accelerated Amortization Date
                     Jul 31, 2001
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     8.776%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.25%)
                                0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   505,528,352.37
Numerator for Fixed Allocation
                   518,971,396.27
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,348,700,019.71
Applicable Allocation Percentage
                         11.6248%
Investor FC&A Collections
                     8,109,515.93


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   505,528,352.37
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,348,700,019.71
Floating Allocation Percentage
                         11.6248%
Series Participation Interest Default Amount
                     3,658,232.78




Principal Allocation Components

Numerator for Floating Allocation
                   505,528,352.37
Numerator for Fixed Allocation
                   518,971,396.27
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,348,700,019.71




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            4.7189%
(d) Series Participation Interest Unpaid Principal Balance
                   505,528,352.37
(e) Actual days in the Interest Period
                               31
Series Participation Monthly Interest, [a*d*e]
                     2,720,725.51


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                    12,067,074.44


(a) Investor Principal Collections, [Max(b,h) or e]
                     8,408,841.66
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                  8,408,841.66
(c) Floating Allocation Percentage
                         11.6248%
(d) Net Principal Collections
                    72,335,270.02
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    16,539,554.06
(f) Fixed Allocation Percentage
                         11.9339%
(g) Collections of Principal


                   138,592,530.49


(h) Minimum Principal Amount, [Min(i,l)]
                     5,441,277.56
(i)  Floating Allocation Percentage of Principal Collections
                    16,111,125.92
(j)  1.8% of the Series Participation Interest Invested Amount
                     9,099,510.34
(k) Series Participation Interest Net Default Payment Amount
                     3,658,232.78
(l)  the excess of (j) over (k)
                     5,441,277.56


(m) Series Participation Interest Net Default Payment Amount
                     3,658,232.78


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                     8,109,515.93
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     2,720,725.51
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     3,658,232.78
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                       842,547.25
Excess [Sec. 4.11(a)(vi)]
                       888,010.39


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00

Series 1996-2  Owner Trust Calculations


Due Period Ending                                         May 31,
1999

Payment Date                                              Jun 15,
1999




Calculation of Interest Expense





Index (LIBOR)
4.902500%

Accrual end date, accrual beginning date and days in      Jun 15,
1999      May 17, 1999               29

Interest Period
                                                             Class
A-1         Class A-2        Class A-3          Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
262,766,624.19     52,240,000.00    67,900,000.00    49,370,000.00
  30,173,699.19     43,078,028.99
Previously unpaid interest/yield
0.00              0.00             0.00             0.00
  0.00
Spread to index
0.17%             0.32%            0.42%            0.65%
  1.00%
Rate (capped at 13%, 15%, 15%, 15%, 16%)
5.072500%         5.222500%        5.322500%        5.552500%
  5.902500%
Interest/Yield  Payable on the Principal Balance
1,073,711.87        219,774.41       291,125.97       220,824.47
    143,469.65
Interest on previously unpaid interest/yield
0.00              0.00             0.00             0.00
  0.00
Interest/Yield Due
1,073,711.87        219,774.41       291,125.97       220,824.47
    143,469.65
Interest/Yield Paid



1,073,711.87        219,774.41       291,125.97       220,824.47
    143,469.65



Summary





Beginning Security Balance



262,766,624.19     52,240,000.00    67,900,000.00    49,370,000.00
  30,173,699.19     43,078,028.99
Beginning Adjusted Balance



262,766,624.19     52,240,000.00    67,900,000.00    49,370,000.00
  30,173,699.19
Principal Paid
                 0.00             0.00             0.00
4,766,494.41      1,133,820.36

6,272,078.08
Ending Security Balance



256,494,546.11     52,240,000.00    67,900,000.00    49,370,000.00
  25,407,204.78     42,049,527.04
Ending Adjusted Balance



256,494,546.11     52,240,000.00    67,900,000.00    49,370,000.00
  25,407,204.78
Ending Certificate Balance as % Participation

5.1488%
Interest Invested Amount
Targeted Balance
                         70,168,991.53    52,571,447.28
25,407,204.78

256,599,864.52     53,226,707.29
Minimum Adjusted Balance
        18,800,000.00    24,500,000.00    17,800,000.00
7,900,000.00     14,800,000.00
Certificate Minimum Balance

14,953,850.57
Ending OC Amount as Holdback Amount

          36,952,804.08
Ending OC Amount as Accelerated Prin Pmts

           5,096,722.96



Beginning Net Charge offs
0.00              0.00             0.00             0.00
  0.00              0.00
Reversals
0.00              0.00             0.00             0.00
  0.00              0.00
Charge offs
0.00              0.00             0.00             0.00
  0.00              0.00
Ending Net Charge Offs
0.00              0.00             0.00             0.00
  0.00              0.00



Interest/Yield Paid per $1000
$1.3522820        $4.2070140       $4.2875695       $4.4728473
  $3.8895421
Principal Paid per $1000
$7.8993427        $0.0000000       $0.0000000       $0.0000000
$129.2223177






Series 1996-2  Owner Trust Calculations

Due Period
                         May 1999
Payment Date
                     Jun 15, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                    12,067,074.44
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                       105,318.41


Series Participation Interest Monthly Interest
                     2,720,725.51


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)
                     1,073,711.87
  Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)
                       219,774.41
  Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)
                       291,125.97
  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)
                       220,824.47
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)
                       143,469.65


Principal up to Optimum Monthly Principal Balance

  Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                    6,166,759.67
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(ii)(d)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.            4,766,494.41
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)     1,133,820.36


Principal up to Accelerated Principal Payment Amout

  Pay Class A-1 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)
                       105,318.41
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(e)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(f)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 666,500.73








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.             1,133,820.36
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)                       0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments               105,318.41
To Designated Certificate Holder up to Holdback Amount
                     1,028,501.95
To HCLC any remaining amounts
                             0.00


Principal paid to the Designated Certificate
                        47,664.95